Exhibit 31.4

CERTIFICATION
18 U.S.C. Sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian W. Maass, certify that:

1.    I have reviewed this Amendment to the Annual Report on Form 10-K of TCF Financial Corporation for the year ended December 31, 2020;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 23, 2021

/s/ Brian W. Maass
Brian W. Maass
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)